UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 10, 2012

MAGNEGAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51883	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

150 Rainville Road
Tarpon Springs, FL 34689
 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Agreement with Dr. Santilli

On January 10, 2012, MagneGas Corporation (the “Company”) entered into a Contract for the Purchase and Sale of Intellectual Property (the “Agreement”) with Dr. Ruggero Maria Santilli, the Company’s Chief Executive Officer and Chairman of the Board. Pursuant to the Agreement, the Company will issue to Global Alpha, LLC, an assignee of Dr. Santilli, 998,000 shares of the Company’s Series A Preferred Stock, par value $0.001 (the “Series A Preferred Stock”) in exchange for Dr. Santilli transferring to the Company all present and future intellectual property on all applications and developments that can be obtained from his Magnecular Bond, including patents, patent applications, domain names, copyrights, and know how.

The foregoing descriptions of the terms of the Agreement are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1, to this Current Report on Form 8-K (the “Report”), which is incorporated by reference herein.

Memorandum of Understanding with MagneGas Europe

On January 10, 2012, the Company entered into a Memorandum of Understanding (the “MOU1”) with MAASE SPRL (MagneGas Arc Applied Solutions Europe) (“MagneGas Europe”), a company in which we own a 20% interest in and whose CEO and major shareholder is Ermanno Santilli, our Executive Vice President of International Relations and the son of Dr. Santilli. Pursuant to the MOU1, MagneGas Europe granted the Company an exclusive option, through December 31, 2012, to purchase all the intellectual rights on the PAT Technology in Europe, including patents, patent applications, domain names, copyrights, and know how, on terms to be agreed upon. The exclusive option is being granted in exchange for the consideration as described on Schedule A of the MOU1.

The foregoing descriptions of the terms of the MOU1 are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.2, to this Report which is incorporated by reference herein.

Memorandum of Understanding with HyFuels, Inc.

On January 10, 2012, the Company entered into a Memorandum of Understanding (the “MOU2”) with HyFuels, Inc. (“HyFuels”), an affiliate of the Company. Pursuant to the MOU2, HyFuels granted the Company an exclusive option, through December 31, 2012, to purchase all the world-wide intellectual rights on the ICNF Technology in Europe, including patents, patent applications, domain names, copyrights, and know how, on terms to be agreed upon. The exclusive option is being granted in exchange for the consideration as described on Schedule A of the MOU2.

The foregoing descriptions of the terms of the MOU2 are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.3, to this Report which is incorporated by reference herein.

Item 3.02      Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The Company believes that the issuance of the Series A Preferred Stock was a transaction not involving a public offering and was exempt from registration with the Securities and Exchange Commission pursuant to Rule 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Contract for the Purchase and Sale of Intellectual Property, between MagneGas Corporation and Dr. Ruggero Maria Santilli, dated January 10, 2012.
10.2	Memorandum of Understanding, between MagneGas Corporation and MagneGas Europe, dated January 10, 2012.
10.3	Memorandum of Understanding, between MagneGas Corporation and HyFuels, Inc., dated January 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNEGAS CORPORATION

Date: March 13, 2012	By:	/s/ Dr. Ruggero Maria Santilli
Dr. Ruggero Maria Santilli Chief Executive Officer